                                                                   EXHIBIT 10.13

                                                     AGREEMENT NO. ___________


           FULCRUM SEARCHTOOLS SOFTWARE DEVELOPMENT AND DISTRIBUTION
                               LICENSE AGREEMENT

              THIS AGREEMENT dated as of September 16, 1994 made

        BETWEEN:        FULCRUM TECHNOLOGIES INC., a
                        corporation incorporated under the
                        laws of Delaware;

                        (hereinafter referred to as "Licensor")
        AND
                        CONNECT, INC., a
                        corporation incorporated under the laws
                        of the state California;

                        (hereinafter referred to as "Licensee")

        WHEREAS:

        (a) Licensor is the owner and/or licensee of a family of proprietary full text information retrieval software known as Fulcrum SearchTools;

        (b) Licensee wishes to license Licensor's Fulcrum SearchTools for the purposes identified in Schedule "A";

        (c) Licensor hereby agrees to license such software to Licensee on the terms and conditions set out herein.

        NOW THEREFORE it is agreed as follows:

        1.          Definitions

                    In this Agreement, unless there is something in the context inconsistent therewith:

               (a) "Derivative Software" means the object code form of the application developed by Licensee from its use of the SearchServer SDK, which application incorporates or utilizes SearchServer, in machine-readable binary form, its proprietary data structures, or any part thereof, licensed under the name Connect Corporate On-line Server (TM).

               (b) "SearchServer SDK" means that portion of Licensor's Fulcrum SearchTools family of products, in object code form, which has full application development capabilities, and
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 Fulcrum Technologies Inc.                                         Connect,Inc.
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          which is used on the Server(s), together with its related
          documentation. Licensor refers to the SearchServer SDK as the "SearchServer SDK Developers Kit" or "SDK".

               (c) "User" means an individual or computer authorized to access the Derivative Software under a subscription agreement between Licensee and a third party to the Licensee's Connect Corporate On-Line Server(TM).

               (d) "Point of Contact" means for each party the contact points named in paragraph 20 for that party. Licensee's Technical Point of Contact shall be its designated addressee where subsequently released versions, releases, software bug fixes and related documentation are regularly shipped.

               (e) "SearchServer" means that portion of Licensor's Fulcrum SearchTools family of products, in object code form, which does not have application development capabilities and only performs execute functions, and which is used on the Server(s), together with its related documentation. SearchServer is generated from SearchServer SDK.

               (f) "SearchSoftware" or "SearchTools" means both SearchServer SDK and SearchServer.

               (g) "Server" means for a version of the SearchSoftware the binary compatible combination of hardware and operating system software that will run that version.

               (h) "Term" means the Initial Term and any Renewal Term as defined in paragraph 5.

               (i)  "Territory" means the [*].

          2.        Grant

               (a)  Licensor grants Licensee:

                    (i) a non-exclusive, non-transferable, except as otherwise set forth in Paragraph 24, right in the Territory for one developer to use each copy of a SearchServer SDK in the version specified in Schedule "B" and delivered under this Agreement on its Server to develop and enhance the Derivative Software, for the purpose of exercising its license under paragraph 2(b), and

                    (ii) a non-exclusive right to copy SearchServer for use as part of the Derivative Software, for the purposes of exercising its license under paragraph 2(b); and

                   (b) Licensor also grants Licensee during the Term of this Agreement the limited rights:

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                      *Confidential Treatement Requested
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 Fulcrum Technologies Inc.                                        Connect, Inc.
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                     (i)  to copy for use at its premises, on the three Servers identified in Schedule "B", SearchServer as part of the Derivative Software, for the purposes described in and subject to the restrictions in Schedule "A";

                     (ii) to copy and distribute to sublicensed end users SearchServer as part of the Derivative Software to for the purposes of and subject to the limitations in Schedule "A".

 3.        Delivery

           Licensor shall deliver to Licensee one copy of the SearchServer SDK for SunO/S, as specified in Schedule "B", on magnetic media suitable for running on the identified Server, within seven (7) days of the execution of this Agreement. Licensor will deliver to Licensee two (2) copies of the SearchServer SDK for Pyramid as specified in Schedule "B", on magnetic media suitable for running on the identified Servers upon completion of the port of such SDK to the Pyramid environment.

 4.        Payment

           Licensee shall pay Licensor, upon successful completion of the porting of the SearchServer SDK to the Pyramid environment as specified in Schedule "C", the license and support fees set forth in Schedule "C" of this Agreement, together with any other fees set out therein. In addition, Licensee shall pay Licensor for each User, during the Term of this Agreement, the royalty fees set out in Schedule "E". All royalty fees are payable on the last day of each calendar quarter. Payment terms are net thirty (30) days. All fees are payable in United States dollars at Ottawa, Canada, or such other location as Licensor may direct, net of any applicable withholding tax. Overdue accounts shall be charged interest at the rate of one percent (1%) per month per year (12% per year effective interest), or the maximum lawful amount, whichever is less. The Agreement No. stated on the face page (or if unstated as advised by Licensor) shall be referenced by Licensee on all communications regarding this Agreement.

 5.        Term

           The SearchServer SDK and SearchServer licenses granted in paragraph 2(a) herein shall continue in full force and effect, unless terminated in accordance with paragraph 16. Unless earlier terminated in accordance with paragraph 16, the license granted under paragraph 2(b) herein shall be in effect from the date of this Agreement and shall be in full force and effect until June 30,1997, the "Initial Term". After the expiry of the Initial Term, this Agreement shall, unless earlier terminated in accordance with paragraph 16, continue in full force and effect for successive periods of one year, (each such successive year is a "Renewal Term"), provided neither party has given notice to terminate at least ninety (90) days prior to the end of the Initial Term or then current Renewal Term, as applicable.

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

 Fulcrum Technologies Inc.                                         Connect,Inc.
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 6.        Support

           Licensor shall provide during the Term support for the SearchSoftware in accordance with the terms set forth in Schedule "D". All enhancements, maintenance releases, corrections to the SearchSoftware or other materials delivered by Licensor shall be governed by the terms and conditions of this Agreement.

 7.        Training

           Licensor shall provide during the Term to Licensee training in the installation, operation and use of the SearchSoftware as described in Schedule "D".

 8.        ASG Services

           Licensor will during the Term provide to Licensee upon execution of a mutually agreed work order for same application support group services (ASG) services on the terms set out in Schedule "D".

 9.        Ownership

           (a) The SearchSoftware is the exclusive property of Licensor and/or its licensors. The SearchSoftware represents confidential information and trade secrets belonging to Licensor and/or its licensors. Licensor is the sole owner of all intellectual and industrial property rights therein, including but not limited to patent, copyright, trade secret and trademark. No rights are granted to Licensee except those set forth in this Agreement.

           (b) Licensee agrees that it will use at least the same degree of care, but no less than a reasonable degree of care, with respect to the SearchSoftware, as it uses with respect to its own confidential information, to ensure that it does not violate Licensor's or its licensors, proprietary interest in the SearchSoftware. Licensee will place a copyright notice indicating Licensor's copyright in the SearchSoftware on all future documentation software start-up screen or "About" box, and media associated with the Derivative Software. This notice shall include the following words:
 "Portions of the Connect Corporate On-line Server(TM) include technology used under license from Fulcrum Technologies Inc. and are copyright of Fulcrum Technologies Inc. and/or its licensors".

           (c) Licensee shall not reproduce SearchSoftware, the Derivative Software or any documentation or media associated therewith except as permitted by the terms of this Agreement. Licensee shall not deposit the SearchSoftware, the Derivative Software or any documentation or media associated therewith in escrow. Licensee retains ultimate responsibility for any such action by its officers directors. employees, agents and contractors should such action cause damage to Licensor.

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

 Fulcrum Technologies Inc.                                         Connect, Inc.
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                    (d)   Each sublicense agreement entered into by Licensee for
          the Derivative Software shall include the terms and conditions set out in Schedule "A".

 10.       Escrow of Source Code

           Licensor shall deposit the source code for the SearchSoftware in escrow with Royal Trust Corporation of Canada, or such other escrow agent as determined by Licensor from time to time. and shall deposit all upgrades and enhancements to the SearchSoftware in escrow during the Term of this Agreement. In the event that Licensor should become insolvent or cease to carry on business, and the business of Licensor is not continued by a Receiver or Trustee or Assignee, Licensee shall have the right to acquire a copy of the source code of the SearchSoftware licensed to it for the sole purpose of continuing its authorized use. Licensor shall cause Royal Trust Corporation of Canada to send Licensee a notification confirming its entitlement to obtain a copy of Licensor's source code in accordance with the provisions of Licensor's escrow agreement.

 11.       Confidentiality

           Each party agrees not to use or to disclose to others any confidential or proprietary information of the other party acquired hereunder, or in connection herewith, except as such use or disclosure may be authorized in writing herein or from time to time. Each party shall ensure that only those employees or contractors with a need to know shall have access to any confidential information made known during the Term of this Agreement and that all such employees or contractors shall have first signed written confidentiality agreements sufficient to satisfy this Agreement. Upon request, each party agrees to make available to the other, copies of all such confidentiality agreements. For the purposes of this Agreement, confidential information shall include, but shall not be limited to the SearchSoftware, the Derivative Software and other proprietary information furnished under this Agreement. Licensee shall not, for any reason, attempt to disassemble, reverse engineer or decompile the object or binary code of the SearchSoftware. The business terms of this Agreement are strictly confidential between Licensee and Licensor and will not be revealed by either party to any third party, except as required by law.

 12.       Trademarks

           Licensee acknowledges that "Fulcrum" and "SearchServer" are trademarks of Licensor. Licensee shall not make any use of such trademarks without the prior written consent of Licensor, which consent shall not be unreasonably withheld.

 13.       Limitation of Warranties and Liability

           (a) Licensor warrants that the SearchSoftware and its related documentation, are the property of Licensor and/or its licensors.

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

 Fulcrum Technologies Inc.                                        Connect, Inc.
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                    (b)   Licensor warrants that SearchSoftware shall, at the
          time of delivery to Licensee, be capable of performing the functions described in their related documentation, but are otherwise accepted by Licensee "as is". Licensor's sole liability under this paragraph shall be to modify or correct the SearchSoftware in accordance with Schedule "D", if it does not match the form and functionality described in their related documentation.

                    (c) Licensor warrants that the SearchSoftware (including any future versions delivered by Licensor to Licensee pursuant to this Agreement) shall not, at the time of delivery to Licensee, infringe any valid U.S. or Canadian copyright or any other proprietary rights of third parties. Licensor agrees to defend any and all actions and suits alleging any such infringement that may be brought against Licensee during the Term of this Agreement, and to pay all damages and costs finally awarded against Licensee in such actions or suits on account of such infringement, provided that:

              (i) Licensor shall have prompt notice of the commencement of any such action or suit and carriage of same;

              (ii) Licensee and, where applicable, those for whom Licensee is in law responsible, shall cooperate fully with Licensor in defense of the action, at Licensor's expense;

              (iii) the action shall not result from the use of any of
                    the SearchSoftware for purposes for which it was not authorized or designed or the use of any of the SearchSoftware in combination with software or other products not supplied by Licensor or the infringement would have been avoided by use of the then current version of the SearchSoftware; and

              (iv) Licensor may, instead of defending such action or suit, procure for Licensee the right to continue the use of the SearchSoftware or replace or modify the SearchSoftware so that it becomes non-infringing, provided there is no materially negative impact on the functionality of the SearchSoftware.

                    (d) THE WARRANTIES AND LIMITATIONS SET FORTH IN THIS PARAGRAPH 13 CONSTITUTE THE ONLY WARRANTIES OF LICENSOR WITH RESPECT TO THE SEARCHSOFTWARE AND THE DERIVATIVE SOFTWARE. THEY ARE IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS, WRITTEN OR ORAL, STATUTORY OR OTHERWISE. EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES OF LICENSEE SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES INCLUDING, WITHOUT LIMITATION, EXCLUSION OF INCIDENTAL, SPECIAL. INDIRECT OR CONSEQUENTIAL DAMAGES WHETHER BASED ON CONTRACT, TORT OR OTHER LEGAL THEORY. NO AGREEMENTS VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES OR LIMITATIONS WILL BE BINDING ON LICENSOR UNLESS IN WRITING AND SIGNED

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

 Fulcrum Technologies Inc.                                        Connect, Inc.
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          BY A DULY AUTHORIZED OFFICER OF LICENSOR. LICENSOR'S TOTAL LIABILITY
          UNDER OR RELATED IN ANY WAY TO THIS AGREEMENT FOR DAMAGES WHETHER IN CONTRACT OR IN TORT, OR ITS LIABILITY TO PROVIDE INDEMNIFICATION, SHALL NOT EXCEED THE FEES PAID BY LICENSEE PURSUANT TO THIS AGREEMENT.

          14.       Audit

                    Licensee agrees to maintain complete and accurate records relating to its use and distribution of the SearchSoftware. Licensor shall have the right, no more often than annually, to appoint an independent third party to examine Licensee's facilities and audit Licensee's books and records in order to verify Licensee's compliance with the terms of this Agreement. Alternatively, Licensor may request that the external auditors of Licensee, as part of Licensee's annual audit, audit and report to Licensor and Licensee on Licensee's compliance with the terms of this Agreement. Any such audit by Licensor's auditors, or the additional audit, if any, by Licensee's auditors shall be at the expense of Licensor unless the audit reveals a material non-compliance by Licensee with the terms of this Agreement in which case the audit shall be at the expense of Licensee.

          15.       Remedies

                    Licensee acknowledges that damages may not be an adequate remedy to Licensor if Licensee materially breaches its obligations under paragraphs 9, 11, or 12 of this Agreement, since such material breaches may result in irreparable harm to Licensor. Licensee therefore agrees that, in the event of any such material breach, Licensor shall be entitled to appropriate mandatory or negative injunctive relief against Licensee in addition to whatever other remedies Licensor might have at law.

          16.       Termination

                    (a) Either party may terminate this Agreement and the licenses granted herein at any time by giving the other party written notice to that effect, effective on the date of receipt of such notice, if:

             (i) the other party enters into liquidation whether compulsory or voluntarily or a receiver is appointed of all or any part of its assets or if the other party becomes bankrupt or insolvent or enters into any arrangement with its creditors or if the other party takes or suffers any similar action in consequence of debt or becomes unable to pay its debts as they fall due;

             (ii) the other party is in breach of its obligations under this Agreement and has failed to remedy such breach within thirty (30) days of having received written notice of such breach; or


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

 Fulcrum Technologies Inc.                                          Connect,Inc.
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  (iii)     the other party has persistently materially breached its
            obligations under this Agreement.

            (b) Licensor may terminate any license granted pursuant to this Agreement if Licensee materially breaches its obligations under paragraphs 4, 9, 11 or 12 of this Agreement. Notwithstanding the foregoing Licensee shall be permitted to cure a default in its payment obligations to Licensor, provided that such opportunity to cure occurs not more than twice in any twelve (12) month period.

            (c) If this Agreement, or any license granted hereunder, is terminated for any reason, Licensee shall on the effective date of such termination cease using the SearchSoftware. Licensee shall then deliver to Licensor all copies of the SearchSoftware and all related documentation in its possession, or shall provide evidence, satisfactory to Licensor, that all such copies have been destroyed. Notwithstanding the foregoing, any sublicenses granted by Licensee prior to the termination of this Agreement shall remain in full force and effect on a perpetual basis, provided such sublicenses have been paid for by Licensee.

            (d) Unless inconsistent in the context thereof, paragraphs 4, 9, 11, 12, 13, 14, and 15 shall survive any termination of this Agreement.

17.         Force Majeure

            The parties shall be relieved from their obligations (other than the obligation to pay fees) at any time upon the occurrence and for the duration of any act or event outside the control of the parties which would render the performance of such obligations impossible, or by any event constituting force majeure, always provided that the party so relieved of its obligations shall take reasonable steps to prevent, correct or amend such act or event which renders such performance of obligations impossible.

18.         Relationship of the Parties

            Nothing in this Agreement shall be construed as in any way placing either party in the position of an agent of the other party and neither party shall have the power to bind the other party or to contract in the name of or create a liability against the other party in any way for any purpose. Neither party shall be responsible for the acts or defaults of the other party or any of the other party's employees or agents.

19.         Reports

            Licensee shall prepare a written report to Licensor, in the form required by Licensor, at the end of each calendar quarter, commencing September 30, 1994 which report shall provide reasonable detail on Derivative Software sublicenses entered into during the previous quarter and royalties due to Licensor. All such reports shall be prepared and sent to the

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 Fulcrum Technologies Inc.                                        Connect, Inc.
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          Licensor within fifteen (15) working days of the end of each quarter.
          Such reports shall contain but not be limited to sublicensees name and the number of Users.

          20.       Notices

                    (a) Any notice or other communication to the parties shall be sent to the contact points noted in 20(b) or at such other places as they may from time to time specify by notice in writing to the other party. Any such notice or other communication shall be in writing and shall be given by delivery to the designated officer of the addressee by prepaid courier or facsimile with receipt acknowledgment.

          Any such notice or other communication shall be deemed to have been given when such notice should have reached the addressee in the ordinary course.

                    (b)   Point of Contact addresses are as follows:

                          (i)    For Licensor: (Contractual and administrative)

                                 General Counsel
                                 Fulcrum Technologies Inc.
                                 785 Carling Avenue
                                 Ottawa, Canada KlS 5H4
                                 Tel: 613-238-1761
                                 Fax: 613-238-7695

                          (ii)   For Licensor: (Technical)

                                 Product Support
                                 Fulcrum Technologies Inc.
                                 785 Carling Avenue
                                 Ottawa,Canada K15 5H4
                                 Tel: 613-238-1761
                                 Fax: 613-238-7695

                          (iii)  For Licensee: (Contractual and administrative)

                                 Chief Financial Officer
                                 Connect, Inc.
                                 10161 Bubb Road
                                 Cupertino, California 95014
                                 Tel: 408-973-0110
                                 Fax: 408-973-0497

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                          (iv)   For Licensee: (Technical)

                                 Executive VP, Development and Engineering
                                 Connect, Inc.
                                 10161 Bubb Road
                                 Cupertino, California 95014
                                 Tel: 408-973-0110
                                 Fax: 408-973-0497

          21.       Legal Fees

                    In the event either party shall bring an action to enforce the provisions of this Agreement, the party in favour of whom the judgment in such action is awarded shall be entitled to recover its reasonable legal fees incurred in such action from the other party.

          22.       Further Assurances

                    The parties agree to do all such things and to execute such further documents as may reasonably be required to give full effect to this Agreement.

          23.       Waiver and Amendment

                    This Agreement shall be modified or amended only by means of a written agreement executed by both parties. No waiver of any part of this Agreement shall be effective unless made in writing. No waiver of any breach of this Agreement shall constitute a waiver of any subsequent breach of the same or any other provision of this Agreement.

          24.       Entire Agreement

                    This Agreement and the attached Schedules constitute the entire agreement between the parties and the parties agree that there are no other representations, warranties or oral agreements relating to the subject matter of this Agreement. The terms or conditions on Licensee's purchase orders shall not form part of this Agreement.

          25.       Non-Assignability

                    This Agreement and the rights granted hereunder shall not be assigned, sublicensed, encumbered by security interest or otherwise transferred by Licensee without the prior written consent of Licensor, which shall not be unreasonably withheld. An amalgamation, acquisition or merger of Licensee with any person who is not a party to this Agreement shall be deemed to result in an assignment of this Agreement. Licensor may assign this Agreement to an affiliate of Licensor at any time upon notice to this effect to Licensee provided the Licensor shall continue to be liable for the performance of its obligations hereunder following such assignment.


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

Fulcrum Technologies Inc.                                          Connect,Inc.
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26.     Compliance With Laws

        Licensee shall carry out the obligations contemplated hereby and shall otherwise deal with the SearchSoftware in conformity with all applicable laws, rules and regulations of all governmental authorities, including, without limitation, the Export Administration Act, and shall obtain all permits and licenses required in connection with the license, installation or use of the SearchSoftware.

27.     U.S. Government Restricted Rights

        The use, duplication or disclosure by the Government is subject to restrictions set forth in the Rights in Technical Data and Computer Software clause at FAR 52.227-19 and DFAR 252.227-7013(c)(l)(ii).

28.     Successors and Assigns

        This Agreement shall enure to the benefit of and be binding upon the parties, their successors and permitted assigns.

29.     Severability

        If any of the provisions of this Agreement are held to be unenforceable, the remaining portions of the Agreement shall remain in full force and effect.

30.     Governing Law

        This Agreement shall be construed and enforced in accordance with the laws of state of California. The parties hereby attorn to the jurisdiction of the courts of state of California. The U.N. Convention on the Sale of Goods shall not apply to this Agreement.




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

Fulcrum Technologies Inc.                                          Connect,Inc.
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                    IN WITNESS THEREOF the parties have executed this Agreement on the date first written above.


                                  FULCRUM TECHNOLOGIES INC.


                                  By: /s/ W. David Keys
                                     -------------------------------------

                                  Name: W. David Keys
                                       -----------------------------------

                                  Title: VP & General Counsel
                                        ----------------------------------

                                  CONNECT, INC.


                                  By: /s/ Paul Commons
                                     -------------------------------------

                                  Name: Paul Commons
                                       -----------------------------------

                                  Title: VP
                                        ----------------------------------

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

 Fulcrum Technologies Inc.                                         Connect,Inc.
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                                 SCHEDULE "A"

                               PURPOSE OF LICENSE
                              AND GRANT OF RIGHTS

Pursuant to paragraph 2(b)(i) of the Agreement, Licensor is permitted to use the SearchServer Software as part of the Licensee's Connect Corporate On-Line Server(TM) application, which application is restricted to an [*] using Oracle or Sybase RDBMS or current similar RDBMS data base management system, only for the purpose of permitting any subscriber ("subscriber") to Licensee's Connect Corporate On-Line Server(TM) [*] the data on the Connect Corporate On-Line Server(TM). Pursuant to paragraph 2(b)(ii) of the Agreement, Licensee is permitted to sublicense SearchServer as part of Licensee's Connect Corporate On-Line Server (TM) application to end users ("Sublicensees") who are licensed by Licensee to use the Connect Corporate On-Line Server(TM) application on computers owned or operated by such Sublicensee. Licensee's rights are subject to the following restrictions::

            (i) all Derivative Software used internally or sublicensed, unless expressly exempted in this Agreement, shall be subject to royalty payments to Licensor as set forth in Schedule "E" of this Agreement. In addition to the Sublicensees sublicensed pursuant to paragraph 2(b)(ii), the Derivative Software will be to deemed sublicensed to each subscriber to the Licensee's Connect Corporate On-Line Server(TM) service;

            (ii) Licensee agrees not to sublicense or permit access to the Derivative Software to any subscriber until such subscriber has entered into Licensee's standard subscription agreement for the Connect Corporate On-Line Server and Licensee agrees not to sublicense the SearchServer to any Sublicensee until such Sublicensee has entered into an end user license ("Sublicense Agreement") with Licensee which contains the minimum provisions required in this Agreement. No Sublicense Agreement shall permit the Sublicensee to further distribute the SearchServer Software except to subscribers accessing, on computers operated by such Sublicensee the Connect Corporate On-Line Server(TM) application service offered by such Sublicensee

           (iii) user guides and/or user manuals, for future versions of the Derivative Software, must incorporate Licensee's copyright notice which shall contain the following or similar words: "This product incorporates technology used under license from Fulcrum Technologies Inc. and are copyright of Fulcrum Technologies Inc. and/or its licensors";

           (iv) proper notice of Licensor's proprietary interest in SearchServer must be shown, by copyright notice, on all media which contain the Derivative Software and on all startup screens (or About screens) of the Derivative Software;


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                       *Confidential Treatment Requested

 Fulcrum Technologies Inc.                                        Connect, Inc.
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           (v)      Licensee must use reasonable efforts to enforce the
                    provisions of its Sublicense Agreement to the same extent that Licensee enforces such provisions to protect Licensee's own proprietary products;

           (vi) Licensee agrees that it will promptly notify Licensor of any material change made to any of the terms and conditions of its end-user agreement that would affect SearchServer; and

           (vii) the Derivative Software shall not have application development capabilities, and shall not be used for system integration purposes. In addition, SearchServer shall operate as a "slave" to RDBMS, meaning access will only be through the same user interface as for the RDBMS, and access to SearchServer will be controlled by the RDBMS license manager.

           (viii)   the Fulcrum SearchServer API would not be exposed to Users;

           (ix) all subscriber data and information is held only in the RDBMS tables and there is no data outside the RDBMS tables;

           (x) access by a User to SearchServer will be governed through the RDBMS license manager. Licensee must purchase the equivalent or a greater number of User licenses for SearchServer as it is required to purchase in respect of users of the RDBMS tables.

                          MINIMUM TERMS AND CONDITIONS

                            FOR SUBLICENSED SOFTWARE

Except as otherwise provided, each Sublicense Agreement entered into by Licensee shall include, at a minimum, the following terms and conditions:

l.         An acknowledgment by sublicensee that:

           (a) title and ownership of all third party licensors and all rights related thereto, including but limited to patent, trademark, trade secrets and copyright related thereto are the exclusive property of such third party licensors;

           (b) Sublicensee shall only acquire the right to use the Derivative Software in accordance with Sublicense Agreement; and

           (c) Sublicensee shall take all necessary steps to ensure that all intellectual property underlying the binary version of the Derivative Software remains confidential.

- --------------------------------------------------------------------------------
 September 16, 1994                                                          14
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

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------


 2.     A prohibition against:

        (a) copying the Derivative Software for any reason other than for archival or emergency restart purposes or program error verification;

        (b) permitting more Users to use the Derivative Software than the subscriber has purchased licenses for;

        (c) moving the Derivative Software to a replacement CPU without first obtaining authorization, which authorization shall not be unreasonably withheld and shall only be provided upon payment of any applicable incremental license fees based on minimum concurrent user license requirements.

        (d) offering the Derivative Software for use in a service bureau, or time sharing environment, except as part of the Connect Corporate On-Line Server (TM) service offered by the Sublicensee;

        (e) sublicensing, renting or otherwise making the Derivative Software available outside of Sublicensee's legal business entity;

        (f)   decompiling or reverse engineering the Derivative
              Software; and

        (g) assigning any rights under the Sublicensee Agreement without the prior written consent of Licensee.

 3.     A statement in bold print or block capital letters that.

        (a) the medium on which the program is furnished is warranted to be free of defects in materials and workmanship under normal use for a period of thirty (30) days from the date of delivery of the Derivative Software;

        (b) the warranty under (a) above is in lieu of all other warranties or conditions, either express, implied or statutory, or otherwise including the express or implied warranties or conditions of merchantability and fitness for a particular purpose; and

        (c) the program contained on the medium is provided without warranty of any kind and the sublicensee is responsible for the entire risk with respect to the quality and performance of the program.


- --------------------------------------------------------------------------------
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

 Fulcrum Technologies Inc.                                       Connect, Inc.
- -------------------------------------------------------------------------------


 4. A statement that neither Licensee, nor its licensors, shall be liable whatsoever for loss of profits or special, indirect, consequential or exemplary damages, including legal fees, in connection with the supply, use or performance of the Derivative Software, and that the total liability of Licensee and its licensors, if any, in any event shall not exceed the subscriber fee paid for the Derivative Software.














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 September 16, 1994                                                          16
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

 Fulcrum Technologies Inc.                                         Connect,Inc.
- --------------------------------------------------------------------------------


                                  SCHEDULE "B"

                           SearchServer SDK Licenses

                      Licensed Server Type            Licensed Version
                      --------------------            ----------------

            Hardware              Operating System          SearchTools Version
            --------              ----------------          -------------------
1.          Pyramid               UNIX                      2.0

2.          Pyramid               UNIX                      2.0

3.          Sun/Sparc             Solaris                   2.0

- --------------------------------------------------------------------------------
 September 16, 1994                                                          17
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

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------

                                  SCHEDULE "C"

                LICENSE, SUPPORT, TRAINING PORTING AND ASG FEES

 SearchServer SDK Fees:

 The license fee for the first copy of an SDK listed in Schedule "B" is $[*] and is in respect of the grant of rights for one developer to use that licensed copy on a single server of type indicated.

 If during the Term Licensee requires additional copies of the SDKs listed in Schedule "B", or copies of other versions for use on other Servers supported by Licensor, Licensor shall provide such additional copies, within a reasonable time of Licensee's written request, at a price of $[*] per developer, plus shipping and handling charges. All additional copies of SearchServer SDK shall be governed by the terms of this Agreement and shall be deemed added to Schedule "B" upon Licensor's acceptance of Licensee's order. Licensee shall pay the additional support fee notified by Fulcrum for the additional copies on other Servers added to Schedule "B".

 In addition, Licensor shall provide one copy of the related documentation for each copy of SearchServer SDK specified in Schedule "B". Licensor reserves the right to amend its prices not more than once in each twelve (12) month period during the Term.

 Annual Support Fees

 1.        Hot Line Support Fees

           $[*] per Support Year.


 2.        Maintenance Support Fees

           (a) For the SUN SDK, the maintenance fees for each Support Year, are an amount equal to [*]% of the cumulative license fees and royalty fees for SearchServer Software included in the Derivative Software used in the SUN environment paid or payable under this Agreement by Licensee.

           (b)    (i)    For the Pyramid SDK, the maintenance fees for each
 Support Year are an amount equal to [*]% of the cumulative license fees and royalty fees for SearchServer Software included in the Derivative Software used in the Pyramid environment paid or payable under this Agreement by Licensee.

                  (ii) Any maintenance or porting activity required to adapt or migrate maintenance materials to the Pyramid SDK is provided on a time and materials basis at Licensor's rate of one thousand dollars per person day and will he provided pursuant to separate purchase orders issued by Licensee in advance. Each purchase order shall be for an increment of

- --------------------------------------------------------------------------------
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                       *Confidential Treatment Requested

  Fulcrum Technologies Inc.                                       Connect, Inc.
================================================================================



  at least ($[*]) of maintenance or porting activity services and shall be in the form acceptable to Licensor. For the first thirty (30) days following successful completion of the Pyramid SDK port, maintenance and porting activities for the Pyramid SDK required to correct errors in the porting of the SDK will be provided to Licensee without charge.

            (c) Maintenance fees for licenses commencing during a Support Year, will be pro rated for that Support Year.

  3.        Payment of Annual Support Fees

            (a) Except as otherwise provided, the Annual Support Fees are due and payable in advance: (i) for the first Support Year on the date execution of this Agreement; and (ii) for each subsequent Support Year on each anniversary date of such date of execution. The fees for the maintenance and porting activities for Pyramid ordered under a purchase order as will be invoiced quarterly based on usage.

            (b) With respect to Maintenance Support fees, for the first Support Year an initial payment will be made based on the total amount of the Initial Order. In subsequent years, the initial annual payment will be based on the aggregate cumulative license fees and royalties paid or payable to the end of the preceding year. The initial annual fee will be adjusted quarterly and the adjustment paid concurrent with the filing of the royalty report for the quarter. In the event a sublicensee of the Derivative Software terminates its sublicense with Licensee, Licensee shall have no obligation to renew support for such terminated sublicense.

    4.        Support Year

            A Support Year is a twelve month period. The first Support Year commences upon the date of execution of this Agreement and each successive Support Year commences upon the anniversary of the execution date.

  5.        Pyramid Standard Support

            If the Pyramid Server becomes a Server supported by Licensor under its standard support program, Licensee will be notified of the then standard terms and conditions for Support for that environment. Licensee, at its option, may then continue the Pyramid support under the standard program and any remaining consulting days under the then current purchase order would be credited against the Maintenance support fees for Pyramid payable under the standard program. If Licensee should decline to take the standard Maintenance at that time, the value of the remaining consulting days would not be refunded but could be applied against other services or education provided by Licensor.


- --------------------------------------------------------------------------------
  September 16, 1994                                                        19
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                       *Confidential Treatment Requested

 Fulcrum Technologies Inc.                                         Connect,Inc.
- --------------------------------------------------------------------------------


6.   Termination of Support

The Licensee may discontinue the Support Services at the end of any Support Year by providing three (3) months prior written notice to the Licensor. If after such termination the Licensee wishes to reinstate the Support Services, Licensee may do so provided the Support Fees for any discontinued period are paid concurrent with the Support Fees for the new Support Year.

Training Fee

The registration fee for the first two people enrolled by Licensee in Licensor's training program will be [*] dollars ($[*]). Additional enrollments will be at Licensor's standard rates.

ASG Services
      NA

Porting Services and Fees

Licensee hereby requests, and Licensor agrees to provide the following porting services:

1. Subject to the provisions of this paragraph, Licensor will port SearchServer SDK to the Pyramid Server.

2. Licensee will pay to Licensor upon successful completion of such port a porting fee ("Porting Fee") of [*] dollars to port SearchServer
SDK to the Pyramid environment. Licensor will commence the port within ten
(10) days of execution of this Agreement. Licensor will use reasonable best efforts to complete the port for the Porting Fee. On the [*] day and, unless the Agreement has been earlier terminated, on the [*] day following the commencement of the porting activities, Licensor will notify whether or not the port can be completed for the Porting Fee. If Licensor notifies Licensee that the port cannot be completed for the Porting Fee, Licensee may notify Licensor in writing within one (1) further business day that Licensee wishes the port to be discontinued. If Licensee so notifies Licensor to discontinue the port, then, this Agreement will, without liability, terminate in its entirety, and Licensee shall return all SearchSoftware to Licensor and make no further use of same and shall pay Licensor for all porting effort to the day of cancellation at the per diem per person rate of $[*]. If Licensee does not so terminate, then Licensor shall continue the porting activities and Licensee shall in addition to the Porting Fee, pay Licensor for such activities at the rate of $[*] per person day. The porting of the SearchServer SDK to the Pyramid environment will be successfully completed if the ported Pyramid SDK performs on the Pyramid Server the functions that the SUN SDK performs on the SUN Server.


- --------------------------------------------------------------------------------
 September 16, 1994                                                          20
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                       *Confidential Treatment Requested

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------


 3. All materials related to the porting services, including but not limited to the ported version of SearchServer SDK, remain the exclusive property of Licensor and Licensor retains exclusive ownership of all intellectual property rights therein. Without limiting the foregoing, Licensee acknowledges that the source code for the SearchSoftware that Licensee installs on the Server to carry out the port is not licensed under this Agreement and Licensee shall have no right to use or access such source code.


 Currency and Pricing Validity

 All prices shown in U.S. dollars and are subject to change.










- --------------------------------------------------------------------------------
 September 16, 1994                                                          21
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

 Fulcrum Technologies Inc.                                         Connect, Inc.
- --------------------------------------------------------------------------------



 Initial Order

 1.    A. First SearchServer SDK-Pyramid                   $[*]
       B. Second SearchServer SDK-Pyramid                   [*]
       C. Third SearchServer SDK-Sun/Solaris                [*]

 Total Initial SDK license fees                                       $[*]

 2.    1 SearchServer license for 128 Users
 for a Pyramid system                                                  [*]

       less discount of $[*] (as per Schedule "E")
       Net SearchServer License Fees                                   [*]

 3.    Porting Fee                                                     [*]

 4.    Initial Support Fees                                            [*]


 Total                                                                $[*]




 The amount of the Initial Order, less $[*] for the first SearchServer Runtime license, shall be paid upon successful completion of the port of the SDK to the Pyramid environment. The payment of $[*] for the first SearchServer runtime shall be made no later than [*].

 In addition, Licensee agrees to acquire an additional 128 User SearchServer License payment for this License and support will be due on June 30, 1995, or upon shipment to the customer, whichever is earlier.










- --------------------------------------------------------------------------------
 September 16, 1994                                                          22
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                       *Confidential Treatment Requested

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------


                                  SCHEDULE "D"

                       TRAINING, SUPPORT AND ASG SERVICES

1.        Training

          Licensee shall ensure that at least two of its employees attends the training program offered by Licensor at a mutually agreed time and place. Licensor's obligation to provide support, as described below, is subject to the above condition being satisfied.

          Subject to availability of personnel, upon request from Licensee, Licensor shall provide training in the use and operation of the SearchSoftware Products at its then current prices for such services.

          Licensor reserves the right to reschedule a course date in the event less than 3 attendees are enrolled for any particular course.

2.        Support

          2.1  Support Services

          (a) The Support services consist of the Hot Line Support and the Maintenance support specified in this paragraph 2. Licensor shall have no obligation to provide Support Services unless the SearchSoftware Products are the current release (or penultimate release) utilized on a Server supported by Licensor and Licensee pays the annual support fees provided herein. For the purposes of this paragraph, so long as Licensee is paying the Support Fees specified in Schedule "C" for the Pyramid environment. The Pyramid Server will be deemed to be a Server supported by Licensor.

          (b) Documentation, software maintenance releases, bug fixes and version enhancements issued to Licensee pursuant to the Support services will be shipped only to Licensee's Technical Point of Contact addressee. All such materials are governed by the terms and conditions of this Agreement and provided the Licensee is taking Maintenance support, such materials may be distributed by Licensee to its sublicensees under the terms and conditions of this Agreement.

          2.2  Hot Line Support

          (a) Licensor shall provide Hot Line support, during the hours of 8:00 AM to 8:00 PM (EST) from its offices in Ottawa, Canada. Hot Line support at other sites will be at Licensee's expense. Hot Line support will be provided only to Licensee's Technical Point of Contact addressee and Licensee's one appointed alternate at the same physical location.

- --------------------------------------------------------------------------------
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

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------


          (b) Hot Line support shall be requested by Licensee by preparing a written problem report which includes a description of the software bug and a test case which demonstrates the bug on the then current or penultimate release of the SearchSoftware Products. An error which is encountered in the SearchSoftware Products which cannot be reproduced on Licensor's premises will not be considered a software bug. The preceding sentence will not apply to an error in the Pyramid SDK while the Hot Line support for such environment are provided on a time and materials basis.

          (c) Licensor shall be responsible for providing an initial response to the Licensee's written problem reports within a reasonable period. This initial response will normally include a preliminary analysis and a plan for addressing the problem. Licensor retains the ultimate responsibility for determining:

               (i)    whether the software bug reported is valid;

               (ii)   whether and when the software bug will be fixed; and

               (iii) how such fix shall be effected on Licensee's version of Derivative Software and/or documentation.

               Licensor agrees to provide to Licensee a probable time frame for resolution, and shall exert reasonable efforts to provide Licensee with a correction for each reported problem as soon as practicable, and not later than by the next generally available release of the SearchSoftware Products. Licensor will follow its standard escalation procedures as set out in Schedule "F" with respect to errors in the Sun environment. For the Pyramid environment, Licensor will continue the correction effort for any particular bug outside the standard support hours specified above, if so requested by the Licensee.

2.3       Maintenance Support

          (a) Maintenance enhancements to an SDK listed in Schedule "B" or subsequently released versions made generally available by Licensor, under similar terms and conditions, shall be provided to Licensee, at no charge except for direct incremental costs of delivery of documentation, in executable and object code, provided the annual Maintenance support fee has been continuously paid. Licensee may be charged an upgrade fee in the event a new version of the contains significant new functionality

- --------------------------------------------------------------------------------
September 16, 1994                                                          24
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

 Fulcrum Technologies Inc.                                       Connect, Inc.
- -------------------------------------------------------------------------------


 3.       Application Services Group ("ASG Services")

          (a) Licensor agrees to provide the ASG Services specified in Schedule "C".

          (b) Licensee agrees to pay Licensor the ASG fees specified in Schedule "C" for ASG services or if unspecified Licensor's then standard rates for same at time of delivery. Unless otherwise agreed, Licensee shall be invoiced on a monthly basis. ASG Services are provided on a time and materials basis and in no event shall the provision of ASG Services be considered a "fixed price" contract.

          (c) Licensee agrees to pay all reasonable travel, living, out-of-pocket and overtime expenses incurred by Licensor while providing the ASG Services. Licensor shall comply with all reasonable travel and living policies of Licensee, provided Licensor is requested, in writing, to do so.

          (d) Licensor does not guarantee any estimates, including delivery dates. Licensor shall notify Licensee, as soon as practicable, if any estimate will be exceeded. Licensor and Licensee shall use reasonable efforts to avoid delays. In the event of a material change to an estimate or protracted delay, Licensee shall have the right to terminate this Agreement. In the event of termination, Licensee shall pay for all ASG Services provided up to and including the date of termination.

          (e) A working day consists of seven and one half (7.5) hours. Licensor's personnel shall have the use and benefit of work space and necessary equipment ordinarily provided to Licensee's full-time employees.

          (f) Licensor will instruct its personnel to keep confidential all information which is marked "confidential" by Licensee and submitted to Licensor by Licensee in order to carry out the ASG Services. Licensor shall use the same care and discretion with such information as it uses with its own confidential information. Licensor shall not be required to keep confidential any data which is, or becomes, publicly available, is already in Licensor's possession, is independently developed by Licensor outside the scope of the ASG Services, or is rightfully obtained from a third party.

          (g) The ideas, concepts, know-how or techniques related to computer software based methods and procedures, developed in the course of the ASG Services, may be used by either party without obligation to the other.

          (h) The provision of ASG Services under this Agreement shall not preclude Licensor from developing materials which are competitive, irrespective of their similarity, to materials which may be delivered to Licensee pursuant to this Agreement.

- --------------------------------------------------------------------------------
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

 Fulcrum Technologies Inc.                                         Connect,Inc.
- --------------------------------------------------------------------------------


          (i) Licensee acknowledges that Licensor's personnel performing the ASG Services may provide similar services from time to time to other parties. This Agreement shall not prevent Licensor from providing such similar services to other parties, or in any way restrict Licensor in the use of its personnel.

          (j) In the event Licensor's personnel fail to perform the ASG Services because of illness, resignation or other causes beyond Licensor's reasonable control, Licensor shall use reasonable efforts to replace such personnel within a reasonable time, but shall in no event be liable as a result of its inability to do so.

          (k) Licensor and Licensee agree that while the ASG Services are being performed, and for a period of one (1) year following the completion of the ASG Services or termination of this Agreement, no solicitation for employment (other than through a publicly advertised position posting) shall be made by either party to the other party's employees assigned to the porting activity without the prior written consent of Licensor.

          (l) Notwithstanding paragraph 13(d) of the Software Development and Distribution Agreement, Licensor's total liability under this Agreement for all claims relating to ASG Services shall be limited in the aggregate to the total fees paid by Licensee for the ASG Services, and under no circumstances shall Licensor be liable for indirect or consequential damages, including lost profits, or any claims or demands against Licensee by any other party. Licensor does not exclude liability for death or personal injury to the extent that it results from the negligence of Licensor, its employees or agents.

          (m) No cause of action arising from, or related to, this Agreement may be brought by either party more than one (1) year after the earlier of the date of completion of the ASG Services or the termination of this Agreement, except in the event of non-payment by Licensee.


- --------------------------------------------------------------------------------
 September 16, 1994                                                          26
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

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------

                                  SCHEDULE "E"

                                  ROYALTY FEES

 Licensee shall pay Licensor a royalty, based on the number of Users per Server per order of the Derivative Software, as set out below:

 Number of Concurrent Users                       Index and Search Kernel
 Per Server Per order
 [*] Users                                                 $[*]
 [*] Users                                                  [*]
 [*] Users                                                  [*]
 [*] Users                                                  [*]
 [*] Users                                                  [*]
 [*] Users                                                  [*]
 [*] Users                                                  [*]
 [*] Users                                                  [*]

 Additional Users can be added to a Server by paying the applicable Upgrade Fee. The Upgrade Fee is the difference between the license fee for the new license category and the previous license category, such that to upgrade from [*]
 Users on a Server, an Upgrade fee of $[*] is due. Each additional [*] Users per Server over [*] Users can be added for $[*].

 "Concurrent Users" means the maximum number of workstations or devices that are permitted to have simultaneous access to the Derivative Software residing on the network, regardless of the number of workstations or devices connected to the network. A workstation or device becomes concurrent once it access (through the network or through direct connection to the Server) the Derivative Software and remains concurrent for the time the Derivative Software remains in use.


 Discounts

 The above royalties are subject to a cumulative discount on an annual basis as follows:

                 Commitment                         Discount Factor
                 ----------                         ---------------
                  $[*]                                   [*]
                   [*]                                   [*]
                   [*]                                   [*]
                   [*]                                   [*]
                   [*]                                   [*]

- --------------------------------------------------------------------------------
 September 16,1994                                                           27
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                       *Confidential Treatment Requested

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------


                                  SCHEDULE "F"

                             ESCALATION PROCEDURES

                PROBLEM CLASSIFICATION AND ESCALATION PROCEDURES

                             PROBLEM CLASSIFICATION


Problems should be classified to accurately reflect their impact on our customers. Sufficient commitment must be requested from all involved parties to make sure the problem actually receives the level of attention it requires.

Please note that URGENT is the highest level of problem classification that can be assigned by Product Support without consultation with other departments at Fulcrum as defined in the Escalation Procedures.


     Problem Level       Problem Name

          0              HOT SITE
          1              CRITICAL
          2              URGENT
          3              IMPORTANT
          4              MINOR
          5              COMMENT


0- HOT SITE

     A HOT SITE may be declared if:

     (i) A CRITICAL bug (Level 1) exists and the customer agrees to the resource commitment as described under HOT SITE
          Declaration.

          AND

     (ii) The sales account manager responsible for the account agrees to declare a Hot Site.

1- CRITICAL Problems

The criteria for designating a problem as CRITICAL are:

       (i) Ongoing development of a customer's application has been halted.


- --------------------------------------------------------------------------------
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

  Fulcrum Technologies Inc.                                       Connect, Inc.
================================================================================


                    OR

                    A bug results in significant performance problems, operational difficulties, or potential data integrity problems with this or other customers' production systems.

                    OR

                    A user account is in jeopardy.

             AND

             (ii) No suitable work-around exists. A "suitable" work-around must be proven effective and able to be implemented in a relatively short period of time.


  2 - URGENT Problems

  The criteria for designating a problem as URGENT are:

             (i) A major feature failure exists; the system is operational with limited use.

                    OR

                    A user application used in daily operation is down or severely degraded.

             AND

             (ii) A work-around is inconvenient in terms of effectiveness or profitability.

                    OR

                    Development has been severely crippled, but can continue.

             AND

             (iii) The customer cannot wait until the next scheduled release for resolution.


  3 -IMPORTANT Problems

                    An IMPORTANT Problem is:

             (i) Feature failure; system is operational. There is little or no impact on ongoing development.

                    OR

                    There is performance degradation with use of specific functions.

             AND

             (ii)   No suitable work-around exists.


- --------------------------------------------------------------------------------
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

 Fulcrum Technologies Inc.                                         Connect,Inc.
- --------------------------------------------------------------------------------



4 - MINOR Problems

               A MINOR Problem is:

        (i)    As described for (3) above, but a work-around exists.

        OR

        (ii)   One or more of the following:

               Customer requires information in a short time frame.

               A Prospect requires information.

               A Customer requires available software shipped in a short time frame.

               A documentation error.


5 - COMMENTS

        (i)    Suggestions for future enhancements.

        (ii)   Comments on current products.


- --------------------------------------------------------------------------------
 September 16, 1994                                                          30
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

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------

                             ESCALATION PROCEDURES


 0 - HOT SITE

       (i)  HOT SITE Declaration

                    A HOT SITE will be declared:

                    (a) After Product Support reviews the issue with the Account Sales Manager, the appropriate Development Manager, and the Product Manager. The System Engineer should be part of the decision, whenever possible. The review:

                          . Obtains the agreement of the managers involved that the problem qualifies as a HOT SITE.

                          . Confirms that the problem as stated appears to be a bug.

                          .  Confirms that no work-arounds can be identified.

                          The review must be completed within 24 hours of the HOT SITE being requested.

                    (b) After the customer agrees to designate a prime contact to have as his first priority working with us to resolve the problem. This individual must be available to immediately provide information, run tests and attempt to implement suggested fixes and work-arounds.

                    (c) After Product Support designates a single contact to have as his top priority working with Development and the customer to resolve the problem.

                    (d) After the Director responsible for Design Verification is notified.

                    (e) The following are notified by the Product Support Manager of the declaration of a HOT SITE:

                                  VP, Development
                                  The appropriate Director of Development
                                  The Director responsible for Design
                                  Verification
                                  Product Manager
                                  Regional Sales Director
                                  Manager of System Engineering
                                  Director, Customer Services

       (ii)  HOT SITE Resolution

                    By definition, every reasonable attempt is made to fix a HOT SITE as soon as possible. All parties involved agree to make it their first priority and, if necessary, work beyond normal working hours towards a problem resolution. Resolution is

- --------------------------------------------------------------------------------
 September 16, 1994                                                          31
 Fulcrum LF-101 (Can/U.S.)
 5/2/94

 Fulcrum Technologies Inc.                                         Connect,Inc.
- --------------------------------------------------------------------------------


                    defined as a either a fix in the customer's hands, or a suitable work-around which permits the downgrading of the problem classification.

       (iii) HOT SITE Escalation

                    After two (2) working days without resolution, the following are notified by the Product Support Manager:

                                 Director, Customer Services
                                 The appropriate Director of Development
                                 Regional Director of Sales
                                 Product Manager


                    Notification includes the customer information, description of the problem and its impact, action being taken, expected resolution and further action required.

                    After an additional two (2) working days without resolution, the following are notified. Notification is done by the Product Support Manager and includes the same information as above.

                                 VP, Marketing and Sales
                                 VP, Development
                                 Chief Financial Officer (if necessary)

                    The above receive a weekly summary of HOT SITE and CRITICAL problems in addition to the individual problem escalations. The summary report is produced and distributed each Friday. See appendix B for a sample of the summary report.

                    After ten (10) working days without resolution, the President is included on the distribution list for summary reports.

   NOTE: Should the customer not be able to provide the same level of commitments for local resources, then the problem is automatically downgraded in priority to CRITICAL.



1 - CRITICAL Problems

       (i)  CRITICAL Problem Declaration

                    A problem will be declared CRITICAL:

                    (a) After Product Support reviews the situation with the Account Sales Manager, the appropriate Development Manager, and the Product Manager, and the System Engineer, if available. The review:

                         . Obtains the agreement of the managers involved that the problem qualifies as CRITICAL.

                         .  Confirms the problem definition.


- --------------------------------------------------------------------------------
 September 16, 1994                                                          32
 Fulcrum LF-101 (Can/U.S.)
 5/2/94

 Fulcrum Technologies Inc.                                         Connect,Inc.
- --------------------------------------------------------------------------------



                         . Identifies that no work-arounds have been missed.

                    (b) When the customer provides a prime contact for information and testing.

                    (c) After Product Support designates a prime contact for managing the problem resolution with the customer.

                    (d) After Director responsible for Design Verification is notified.

                    (e) The following are notified by Product Support Manager of the declaration of a CRITICAL site:

                                 The appropriate Director of Development
                                 Product Manager
                                 Appropriate Sales Manager
                                 Manager of System Engineering
                                 Director of Customer Services

       (ii)  CRITICAL Problem Resolution

                    CRITICAL problems are the number one priority after HOT SITES. They are worked on, generally in normal working hours, until resolution. Product Support responds to the customer with an initial analysis within twenty-four (24) hours of receipt.

                    Resolution is defined as having a fix in the customer's hand, or a work-around which permits the problem classification to be downgraded.


       (iii) CRITICAL Problem Escalation

                    After two (2) working days without resolution, the following are notified by the Product Support manager:

                              Director, Customer Services
                              The appropriate Director of Development
                              Regional Director of Sales
                              Product Manager

                    After an additional two (2) working days without resolution, the following are notified:

                              VP, Marketing and Sales
                              VP, Development
                              Chief Financial Officer (if necessary)

                    The above receive a weekly summary of HOT SITE and CRITICAL problems in addition to the individual problem escalations. The Summary report is produced and distributed each Friday. See appendix B for a sample of the summary report.


- --------------------------------------------------------------------------------
 September 16, 1996                                                          33
 Fulcrum LF-101(Can/U.S.)
 5/2/94

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------

                    After fifteen (15) working days without resolution, the President is included in the distribution list for summary reports.

 NOTE: As with HOT SITES, a failure of the customer to live up to their commitment for local resources automatically downgrades the problem to URGENT.


 2 - URGENT

           (i)   URGENT Problem Identification

                    The classification of a problem as URGENT is mutually agreed upon by the customer and Product Support. The appropriate Product Manager and Sales Manager may be consulted to resolve disputes over classification of a given problem at this level.

           (ii)  URGENT Problem Resolution

                    Product Support responds to URGENT problems with an initial analysis within forty-eight (48) hours of receipt.

                    Fulcrum makes every effort to fix URGENT problems in a timely fashion, the time period not to exceed ninety (90) calendar days of being reported to Product Support.


           (iii) URGENT Problem Escalation

                    Escalation takes two forms:

                    (a) Ongoing monthly reporting of summary information to the VP, Marketing and Sales, VP, Development, and Chief Financial Officer. This includes numbers of major problems outstanding, average days outstanding, and numbers of major problems fixed within the reporting period. This information is reported at the detail level, i.e. by product and platform and at the summary level.

                    (b) The monthly report also provides detailed exception information for problems not fixed within ninety (90) days. The report shows product, platform and customer information, current responsibility, expected date of resolution and issues relating to this problem.

                          This exception report Is reviewed in a monthly meeting attended by the Director of Product Development, the Director of Customer Services and, as required, their direct reports.

- --------------------------------------------------------------------------------
 September 16, 1994                                                          34
 Fulcrum LF-101 (Can/U.S.)
 5/2/94

 Fulcrum Technologies Inc.                                        Connect, Inc.
- --------------------------------------------------------------------------------

 3 - IMPORTANT

               Product Support responds with an initial analysis within five (5) working days upon receipt.

               Problems classified as IMPORTANT are scheduled for the next maintenance release. Product Development, Marketing and Product Support may request alterations to this practice depending on requirements.


 4 - MINOR

               Product support responds within ten (10) working days upon receipt.

               The current practice of gathering information from existing documentation, and asking for clarification where necessary continues. Product Support informs the appropriate account manager immediately of any contact with a prospective customer.


 5 - COMMENTS

               Suggestions for future enhancements or comments on current products are passed to the Product Manager for consideration for the requirements list.

- --------------------------------------------------------------------------------
 September 16, 1994                                                          35
 Fulcrum LF-101 (Can/U.S.)
 5/2/94

                              AMENDING AGREEMENT

BETWEEN:        FULCRUM TECHNOLOGIES INC., a
                corporation incorporated under the
                laws of Delaware;

                (hereinafter referred to as "Licensor")
AND
                CONNECT, INC., a corporation incorporated under the laws of the state California;

                (hereinafter referred to as "Licensee")

WHEREAS:

The parties entered into a Fulcrum SearchTools Software Development and Distribution License dated as of September 16, 1994 (the "Agreement"); and

The parties wish to amend Schedule "E" of the Agreement to provide for a [*] Users license category;

NOW THEREFORE it is agreed as follows:

1. Schedule "E" of the Agreement is deleted and replaced with the Schedule "E" attached to this Amending Agreement. This amendment applies from and after the date of this Amending Agreement has been executed by both parties.

2.   Except as stated above, the Agreement is unamended.

In Witness Whereof the parties have executed this Agreement on the date below.

FULCRUM TECHNOLOGIES INC.                   CONNECT, INC.

By:  /s/ W. DAVID KEYS                      By:  /s/ HENRY V. MORGAN
    ---------------------------------           --------------------------------

Name:  W. DAVID KEYS                        Name:  HENRY V. MORGAN
      -------------------------------             ------------------------------

Title:  VP & GENERAL COUNSEL                Title:  EVP & CFO
       ------------------------------              -----------------------------

Date:  April 10, 1995                       Date:  May 2, 1995
      -------------------------------             ------------------------------

                       *Confidential Treatment Requested

                                  SCHEDULE "E"

                                  ROYALTY FEES

Licensee shall pay Licensor a royalty, based on the number of Users per Server per order of the Derivative Software, as set out below:


Number of Concurrent Users            Index and Search Kernel
Per Server Per order
[*]                                           $[*]
[*] Users                                     $[*]
[*] Users                                     $[*]
[*] Users                                     $[*]
[*] Users                                     $[*]
[*] Users                                     $[*]
[*] Users                                     $[*]
[*] Users                                     $[*]
[*] Users                                     $[*]

Additional Users can be added to a Server by paying the applicable Upgrade Fee. The Upgrade Fee is the difference between the license fee for the new license category and the previous license category, such that to upgrade from [*]
Users on a Server, an Upgrade fee of $[*] is due. Each additional [*] Users per Server over [*] Users can be added for $[*].

"Concurrent Users" means the maximum number of workstations or devices that are permitted to have simultaneous access to the Derivative Software residing on the network, regardless of the number of workstations or devices connected to the network. A workstation or device becomes concurrent once it access (through the network or through direct connection to the Server) the Derivative Software and remains concurrent for the time the Derivative Software remains in use.

Discounts

The above royalties are subject to a cumulative discount on an annual basis as follows:

          Commitment                   Discount Factor
          ----------                   ---------------
           $[*]                              [*]
            [*]                              [*]
            [*]                              [*]
            [*]                              [*]
            [*]                              [*]

                       *Confidential Treatment Requested

                           AMENDING AGREEMENT NO. 2

THIS AGREEMENT dated March, 1995 made,

BETWEEN:       FULCRUM TECHNOLOGIES CORP, a
               corporation incorporated under the
               laws of Delaware (formerly named Fulcrum
               Technologies Inc.);

               (hereinafter referred to as "Licensor")
AND
               CONNECT, INC., a
               corporation incorporated under the laws of the state California;

               (hereinafter referred to as "Licensee")

WHEREAS:

The parties entered into a Fulcrum SearchTools Software Development and Distribution License Agreement dated as of September 16, 1994 and an amending Agreement to the Fulcrum SearchTools Software Development and Distribution License Agreement on May 2, 1995 (collectively the "Agreement");

The parties wish to amend the Agreement on the following terms and conditions;

NOW THEREFORE:

1. Subsection 1(a) is deleted and the following substituted therefore:

   "(a) "Derivative Software" means the object code form of the applications developed by Licensee from its use of the SearchServer SDK, which applications incorporate or utilize SearchServer, in machine-readable binary form, its proprietary data structures, or any part thereof licensed under the names "Connect Corporate On-Line Server" (TM) and "OneServer." "

2. Schedule "A" of the Agreement is deleted and replaced by the Schedule "A.1" in the form attached to this Amending Agreement No. 2. All references to Schedule "A" in the Agreement shall hereinafter be read as referring to Schedule "A.1"

3. (a) Licensee hereby orders and Licensor hereby accepts Licensee's order for the following two SearchServer SDK's:

   HP 9000s800 HP-UX version 2.0
   IBM RS/6000 AIX version 2.0

   (b) Schedule "B" is hereby amended to add the above SDK's.

   (c) Licensee acknowledges that it has received from Fulcrum the SDK's in
   (a) above and Fulcrum acknowledges that it has received payment for the SDK's in (a) above from Licensee.


4. The amendments set forth in this Amending Agreement No. 2 apply from and after May 15, 1995. Except as expressly amended in this Amending Agreement No. 2 the Agreement remains in full force and effect.

IN WITNESS THEREOF the parties have executed this Agreement on the date first written above.

FULCRUM TECHNOLOGIES CORP.            CONNECT, INC.

By:  /s/ W. David Keys                By:  /s/ Paul Commons
    --------------------------------      --------------------------------


Name:  W. David Keys                  Name:  Paul Commons
      ------------------------------        ------------------------------

Title:  Secretary                     Title:  Vice President
       -----------------------------         -----------------------------

Date:  March 4, 1996                  Date:  March 14, 1996
      ------------------------------        -------------------------------

                                 SCHEDULE "A.1"

                               PURPOSE OF LICENSE
                              AND GRANT OF RIGHTS

1. Subject to the terms and conditions of this Agreement, Licensor grants to Licensee;

(a) pursuant to paragraph 2(b)(i) of the Agreement, the right to use the SearchServer software as part of the Licensee's Connect Corporate On-Line Server
(TM) application, which application is restricted to an [*] using Oracle or Sybase RDBMS or current similar RDBMS data base management system, only for the purpose of permitting any subscriber ("subscriber") to Licensee's Connect Corporate On-Line Server (TM) to [*]. Pursuant to paragraph 2(b)(ii) of the Agreement, Licensee is permitted to sublicense SearchServer as part of Licensee's Connect Corporate On-Line Server (TM) application to end users ("Sublicensees") who are licensed by Licensee to use the Connect Corporate On-Line Server (TM) application on computers owned or operated by such Sublicensee; and

(b) pursuant to paragraph 2(b)(ii) of the Agreement, the right to incorporate the SearchServer software as part of the Licensee's OneServer application, which does not have [*] for the purpose of sublicensing SearchServer as part of Licensee's OneServer application to end users ("Sublicensees") who are licensed by Licensee to use the OneServer application on computers owned or operated by such Sublicensee;

all of which are subject to the following restrictions:

     (i) all Derivative Software used internally or sublicensed, unless expressly exempted in this Agreement, shall be subject to royalty payments to Licensor as set forth in Schedule "E" of this Agreement. In addition to the Sublicensees sublicensed pursuant to paragraph 2
           (b) (ii), the Connect Corporate On-Line Server (TM) will be deemed as sublicensed to each subscriber to the Licensee's Connect Corporate On-Line Server (TM) service;

     (ii) Licensee agrees not to sublicense or permit access to the Connect Corporate On-Line Server (TM) application to any subscriber until such subscriber has entered into Licensee's standard subscription agreement for the Connect Corporate On-Line Server and Licensee agrees not to sublicense the SearchServer software as part of the Connect Corporate On-Line Server application to any Sublicensee until such Sublicensee has entered into an end user license ("Sublicense Agreement") with Licensee which contains the minimum provisions required in this Agreement. No such Sublicense Agreement shall permit the Sublicensee to further distribute the SearchServer except software as part of the Connect Corporate On-Line Server application to subscribers accessing, on computers operated by such

                       *Confidential Treatment Requested

             Sublicensee the Connect Corporate On-Line Server (TM) application service offered by such Sublicensee

     (iii) Licensee agrees not to sublicense the OneServer application until such Sublicensee has entered into an end user license ("Sublicense Agreement") with Licensee which contains the minimum provisions required in this Agreement. No Sublicense Agreement shall permit the Sublicensee to further distribute the SearchServer Software.

     (iv) user guides and/or user manuals, for future versions of the Derivative Software, must incorporate Licensee s copyright notice which shall contain the following or similar words: "This product incorporates technology used under license from Fulcrum Technologies Inc. and are copyright of Fulcrum Technologies Inc. and/or its licensors";

     (v) proper notice of Licensor's proprietary interest in SearchServer must be shown, by copyright notice, on all media which contain the Derivative Software and on all startup screens (or About screens) of the Derivative Software;

     (vi) Licensee must use reasonable efforts to enforce the provisions of its Sublicense Agreement to the same extent that Licensee enforces such provisions to protect Licensee's own proprietary products;

     (vii) Licensee agrees that it will promptly notify Licensor of any material change made to any of the terms and conditions of its end-user agreement that would affect SearchServer; and

     (viii) the Derivative Software shall not have application development capabilities, and shall not be used for system integration purposes. In addition, SearchServer shall operate as a "slave" to RDBMS, meaning access will only be through the same user interface as for the RDBMS, and access to SearchServer will be controlled by the RDBMS license manager.

     (ix)    the Fulcrum SearchServer API would not be exposed to Users;

     (x) all subscriber data and information is held only in the RDBMS tables and there is no data outside the RDBMS tables;

     (xi) licenses for SearchServer as it is required to purchase in respect of users of the RDBMS tables.

                          MINIMUM TERMS AND CONDITIONS

                            FOR SUBLICENSED SOFTWARE

Except as otherwise provided, each Sublicense Agreement entered into by Licensee shall include, at a minimum, the following terms and conditions:

1.   An acknowledgment by sublicensee that:

     (a) title and ownership of all third party licensors and all rights related thereto, including but limited to patent, trademark, trade secrets and copyright related thereto are the exclusive property of such third party licensors;

     (b) Sublicensee shall only acquire the right to use the Derivative Software in accordance with Sublicense Agreement; and

     (c) Sublicensee shall take all necessary steps to ensure that all intellectual property underlying the binary version of the Derivative Software remains confidential.

2.   A prohibition against:

     (a) copying the Derivative Software for any reason other than for archival or emergency restart purposes or program error verification;

     (b) permitting more Users to use the Derivative Software than the subscriber has purchased licenses for;

     (c) moving the Derivative Software to a replacement CPU without first obtaining authorization, which authorization shall not be unreasonably withheld and shall only be provided upon payment of any applicable incremental license fees based on minimum concurrent user license requirements.

     (d) offering the Derivative Software for use in a service bureau, or time sharing environment, except as part of the Connect Corporate On-Line Server (TM) service offered by the Sublicensee;

     (e) sublicensing, renting or otherwise making the Derivative Software available outside of Sublicensee's legal business entity;

     (f)  decompiling or reverse engineering the Derivative Software; and

     (g) assigning any rights under the Sublicensee Agreement without the prior written consent of Licensee.

3.   A statement in bold print or block capital letters that.

    (a) the medium on which the program is furnished is warranted to be free of defects in materials and workmanship under normal use for a period of thirty (30) days from the date of delivery of the Derivative Software;

    (b) the Warranty under (a) above is in lieu of all other warranties or conditions, either express, implied or statutory, or otherwise including the express or implied warranties or conditions of merchantability and fitness for a particular purpose; and

    (c) the program contained on the medium is provided without warranty of any kind and the sublicensee is responsible for the entire risk with respect to the quality and performance of the program.

4. A statement that neither Licensee, nor its licensors, shall be liable whatsoever for loss of profits or special, indirect, consequential or exemplary damages, including legal fees, in connection with the supply, use or performance of the Derivative Software, and that the total liability of Licensee and its licensors, if any, in any event shall not exceed the subscriber fee paid for the Derivative Software.

                            AMENDING AGREEMENT NO.3

THIS AGREEMENT dated as of March 31, 1996 is made,

BETWEEN:       FULCRUM TECHNOLOGIES CORP.,
               a corporation incorporated under the laws of Delaware (formerly named Fulcrum
               Technologies Inc.
               (hereinafter referred to as "Licensor")
AND
               CONNECT, INC., a corporation incorporated under the laws of the state California;
               (hereinafter referred to as "Licensee")

WHEREAS:

The parties entered into a Fulcrum SearchTools Software Development and Distribution License Agreement dated as of September 16, 1994 and an Amending Agreement to the Fulcrum SearchTools Software Development and Distribution License Agreement on May 2, 1995 and a further Amending Agreement NO. 2 dated March 14, 1996 (collectively the "Agreement");

The parties wish to further amend the Agreement on the following terms and conditions;

NOW THEREFORE:

  1. Paragraph 20(b) of the Agreement is amended by deleting the Licensee Points of Contact therein specified and replacing them with the following:

      (iii) For Licensee: (Contractual and (iv) For Licensee: (Technical) administrative)


Chief Financial Officer                      Executive VP, Development and
                                             Engineering
Connect, Inc.                                Connect, Inc.
515 Ellis Street                             515 Ellis Street
Mountain View, California  94043             Mountain View, California  94043
Tel.: 415-254-4000                           Tel.: 415-254-4000
      ------------                                 ------------
Fax: 415-254-4800                            Fax: 415-254-4800
     ------------                                 ------------

  2. Schedule "E" of the Agreement is deleted and replaced with the Schedule "E" attached to this Amending Agreement No. 3. The sublicense granted by Licensee (or any subdistributor of Licensee) to any End User must be either a Concurrent User based sublicense or a Per CPU based sublicense. Royalty reports shall set out separately the End Users licensed on a Concurrent User basis and the End Users licensed on a Per CPU basis.

  3. Licensee will issue a royalty report for at least ten CPUs and pay Licensor the related royalty fees of [*] dollars.

                       *Confidential Treatment Requested

  4. Licensee is hereby authorized to distribute the Derivative Software to End Users through subdistributors, providing Licensee enters into a written subdistributor agreement with each such subdistributor containing provisions consistent with the provisions of this Agreement (except that License shall be free to set its own prices with such subdistributors). Licensee shall pay Licensor royalties as set out in Schedule "E" in respect of all End Users licensed by any subdistributor.

  5. Licensee and Licensor will issue a mutually agreed press release, within thirty (30) days of the execution of this Amending Agreement No. 3 confirming their relationship and the Licensee's use of the Fulcrum software. Nothing in this provision shall entitle Licensee to disclose the royalties payable under the Agreement.

  6. The amendments set forth in this Amending Agreement No. 3 apply from and after March 31, 1996. Except as expressly amended in this Amending Agreement No. 3 the Agreement remains in full force and effect.

IN WITNESS THEREOF the parties have executed this Agreement on the date first written above.


FULCRUM TECHNOLOGIES CORP.                CONNECT, INC.


By:  /s/ W. David Keys                     By:  /s/ Henry V. Morgan
    ---------------------------------          ---------------------------------


Name:  W. David Keys                      Name:  Henry V. Morgan
      -------------------------------           --------------------------------


Title:  Secretary                         Title:  CFO
       ------------------------------            -------------------------------

                                  SCHEDULE "E"

                                  ROYALTY FEES

1. Where the Licensee has licensed the End User on a Concurrent User" basis, Licensee shall pay Licensor a royalty, based on the number of Users per Server per order of the Derivative Software, as set out below:

  Number of Concurrent Users            Index and Search Kernel
  Per Server Per order
  [*] Users                                    $[*]
  [*] Users                                    $[*]
  [*] Users                                    $[*]
  [*] Users                                    $[*]
  [*] Users                                    $[*]
  [*] Users                                    $[*]
  [*] Users                                    $[*]
  [*] Users                                    $[*]
  [*] Users                                    $[*]

Additional Users can be added to a Server by paying the applicable Upgrade Fee. The Upgrade Fee is the difference between the license fee for the new license category and the previous license category, such that to upgrade from [*]
Users on a Server, an Upgrade fee of $[*] is due. Each additional [*] Users per Server over [*] Users can be added for $[*].

"Concurrent Users" means the maximum number of workstations or devices that are permitted to have simultaneous access to the Derivative Software residing on the network, regardless of the number of workstations or devices connected to the network. A workstation or device becomes concurrent once it access (through the network or through direct connection to the Server) the Derivative Software and remains concurrent for the time the Derivative Software remains in use.


2.    Discounts

The royalties in paragraph 1 above are subject to a cumulative discount on an annual basis as follows:

Commitment                Discount Factor
- ----------                ---------------
    $[*]                       [*]
     [*]                       [*]
     [*]                       [*]
     [*]                       [*]
     [*]                       [*]

3. Where the End User has been licensed on a Per CPU basis, the Licensee shall pay Licensor a royalty of [*] dollars per CPU for each CPU authorized under the sublicense.

                       *Confidential Treatment Requested